Disposition	12 Months Ended
Dec. 31, 2024
Discontinued Operations and Disposal Groups [Abstract]
Disposition	DISPOSITION
On November 1, 2023, FortisBC Holdings Inc. ("FHI") completed the sale of its Aitken Creek business to a subsidiary of Enbridge Inc. for approximately $470 million including working capital and closing adjustments, following the satisfaction of all regulatory requirements. The transaction reflected a March 31, 2023 effective date. A gain on disposition of $23 million ($10 million after tax), net of transaction costs, was recognized in the Corporate and Other segment.

For the seven-month period between the March 31, 2023 effective date and the November 1, 2023 disposition date, Aitken Creek recognized net earnings, excluding the gain as noted above, of $5 million.

From January 1, 2023 through to the November 1, 2023 disposition date, excluding the gain, Aitken Creek recognized net earnings of $20 million.